SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                             TO SECTION 13 OR 15(d)
                                     OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                  June 27, 2001
                Date of report (Date of earliest event reported)

                                 BINGO.COM, INC.
             (Exact Name of Registrant as Specified in Its Charter)

                                     Florida
                 (State or Other Jurisdiction of Incorporation)


       000-26319                                           98-0206369
(Commission File Number)                       (IRS Employer Identification No.)

     3rd Floor, 1286 Homer Street
  Vancouver, British Columbia, Canada                       V6Z 1R5
(Address of Principal Executive Offices)                   (Zip Code)

                                 (604) 647-6407
              (Registrant's Telephone Number, Including Area Code)

                         4223 Glencoe Avenue, Suite C200
                        Marina Del Rey, California 90292
          (Former Name or Former Address, if Changed Since Last Report)

                                 BINGO.COM, INC.



Item 1. Changes in Control of Registrant.


          Not applicable.


Item 2. Acquisition or Disposition of Assets.

          Not applicable.


Item 3. Bankruptcy or Receivership.


          Not applicable.


Item 4. Changes in Registrant's Certifying Accountant.


          Not applicable.


Item 5. Other Events and Regulation FD Disclosure.

          At the Annual General Meeting of the Shareholders held June 27, 2001, the shareholders of the Company:

          (a) elected the following persons to serve as directors until the next annual meeting or until their successors are duly qualified:

               David Chalk
               Shane Murphy
               Randy Peterson
               Mitch White

          (b) approved the selection of Grant Thornton LLP as the Company's independent auditors for the fiscal year ending December 31, 2001;

          (c) approved the Company's 1999 Stock Option Plan, pursuant to which, an aggregate of 1,895,000 shares of Common Stock are available for distribution to eligible participants as defined under the 1999 Stock Option Plan, subject to adjustment as provided in the 1999 Stock Option Plan;

          (d) approved the Company's 2001 Stock Option Plan pursuant to which, an aggregate of 2,000,000 shares of Common Stock are available for distribution to eligible participants as defined under the 2001 Stock Option Plan, subject to adjustment as provided in the 2001 Stock Option Plan;

          (e) approved the an amendment to Section 2.04 of the Company's Bylaws, reducing the quorum to no less than one-third of the shares entitled to vote at any meeting of the shareholders of the Company, being the minimum permitted pursuant to the Florida Business Corporation Act, (the "Act").

          Effective July 1, 2001, the Company has also relocated its executive offices from Marina Del Rey, California, to Vancouver British Columbia, Canada

Item 6. Resignations of Registrant's Directors.

          Not applicable.


Item 7. Financial Statements and Exhibits.


          (a) Financial statements of businesses acquired:

              Not Applicable.


          (b) Pro forma financial information:

              Not Applicable.


          (c) Exhibits

              Not Applicable.


Item 8. Change in Fiscal Year.


          Not applicable.


Item 9. Regulation FD Disclosure.


          Not applicable.

                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                   BINGO.COM, INC.
                                                   (Registrant)



Date: July 5, 2001                                 By: /s/ "Shane Murphy"
                                                       -------------------------
                                                       Shane Murphy, President